N E W S     R E L E A S E

                                  Contact: K. Dane Brooksher (800) 820-0181
                                                             (303) 375-9292

                                         Irving F. Lyons III (510) 656-1900


              SECURITY CAPITAL INDUSTRIAL REPORTS
       22.9% INCREASE IN FUNDS FROM OPERATIONS PER SHARE

          Customer-Driven Service Strategy Drives Growth

DENVER--April 28, 1998--Security Capital Industrial Trust (SCI) (NYSE:SCN), a leading global provider of distribution facilities and services, reported a 22.9% increase in funds from operations (FFO) per diluted share for the first quarter of 1998 versus the same period in 1997. First quarter 1998
FFO rose to $54.3 million, or $0.43 per diluted share, compared with $35.7 million, or $0.35 per diluted share, for the same period in 1997.

SCI's record first quarter performance reflects the company's continued emphasis on providing integrated service solutions to meet its customers' increasing global logistics and distribution space requirements. "SCI's distinct competitive advantage is our demonstrated ability to provide tailored solutions to meet our customers' individual global supply chain needs through the SCI International Operating System ," said K. Dane Brooksher, co-chairman and chief operating officer. "The expansion of our value-added service offerings including corporate distribution facilities services, multi-market customer agreements, and distribution logistics services allowed us to achieve our exceptional results."

Mr. Brooksher noted the strong operating performance of the company's properties during the first quarter, highlighted by rental rate growth of 14.0% for previously leased space. In addition, SCI achieved customer retention of 79.8%, a near-record high, and an increase in stabilized leased percentage to 96.6% across the company's global portfolio. "Because our business is relationship- driven, we stay focused on helping our customers streamline and maximize the efficiency of their local and global distribution operations," said Mr. Brooksher. "At the same time, our customers continuously tell us how we can expand our services to better meet their needs."

Corporate Distribution Facilities Services Accelerate Growth Globally

To date in 1998, SCI has executed 15 customer agreements in 13 global markets, representing 2.5 million square feet of facilities through its corporate distribution facilities services business, in which SCI develops facilities to meet specific customer requirements. This represents an increase of 2.2 million square feet over the 310,000 square feet of agreements executed for such facilities during the first quarter of 1997. More than 64% of the square footage represented by these agreements are with existing customers expanding their operations throughout SCI's global target markets, including a new 170,400 square foot facility in Northern Mexico for the Solar Turbines division of Caterpillar, an existing SCI customer in the United States.

The company currently has 3.2 million square feet of corporate distribution facilities services agreements in active negotiation in 12 of its global target markets. "The rapid expansion of this important business segment in North America and Europe has allowed SCI to grow with our global customers, including agreements executed for Converse and Konica during the first quarter," said Irving F. Lyons III, co-chairman and chief investment officer. "We are confident that this business will continue to be an integral part of SCI's future growth."

                              -more-

Security Capital Industrial
Page 2

International Expansion Drives Overall Company Growth

Through the extension of the SCI International Operating System, the company is establishing a strategic presence in key distribution markets to meet the expansion and reconfiguration needs of its multi-market global customers. SCI currently has a total of 20.0 million square feet of dry and cold storage distribution facilities, including completed acquisitions and facilities currently under development, letter of intent or in serious negotiation, in 12 countries outside of the United States. "The comprehensive international operating platform we have established provides an outstanding opportunity to expand customer relationships around the world," said Mr. Brooksher. "Because of this, we expect our international efforts to be a significant and sustainable contributor to SCI's growth."

Including SCI's recently announced agreement to purchase the 405,000 square foot Warsaw Industrial Center in Poland, SCI has more than $300 million of acquisitions in active negotiation in its international target markets. "The expansion of our European operations into Warsaw illustrates SCI's ability to identify and respond to customer-driven capital deployment opportunities," said Mr. Lyons. In addition, the company controls 188 acres of land in its international target markets, representing 3.9 million square feet of potential distribution space.

SCI also reported that its Board of Trustees has declared a regular dividend of $0.3183 per common share, payable on May 26, 1998, to shareholders of record on May 11, 1998, consistent with SCI's previously announced increase in its annual common dividend amount to $1.24 per common share for 1998. On March 31, 1998, SCI paid a quarterly dividend of $0.5875 per cumulative redeemable Series A preferred share, $0.4375 per cumulative convertible Series B preferred share and $1.0675 per cumulative redeemable Series C preferred share, to preferred shareholders of record on March 16, 1998.

                             * * *
Security Capital Industrial is the largest publicly held, U.S.-based global owner and operator of distribution facilities and services, with operations in North America and Europe. SCI's primary objective is to build shareholder value through long-term, sustainable growth in per-share cash flow. SCI expects to achieve this objective by targeting the 1,000 largest users of distribution space through the SCI International Operating
System (TM), which provides exceptional corporate distribution facilities and services to meet customer expansion and reconfiguration needs globally.
As of March 31, 1998, SCI had 116.7 million square feet of distribution space operating or under development in 37 U.S. markets and 29 targeted international markets.

                             # # #

In addition to historical information, this press release contains forward-looking statements under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which Security Capital Industrial Trust operates, management's beliefs and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Actual operating results may be affected by changes in national and local economic conditions, competitive market conditions, weather, obtaining governmental approvals and meeting development schedules, and therefore, may differ materially from what is expressed or forecasted in this press release.

A copy of SCI's first quarter supplemental information is available upon request by calling 800/820-0181.


                     SECURITY CAPITAL INDUSTRIAL TRUST
                             At March 31, 1998
                        Unaudited Financial Results

                          Selected Financial Data
                 (in thousands, except per share amounts)


                                                                        Three Months Ended
                                                                            March 31,
                                                              1998              1997            % Change
---------------------------------------------------------------------------------------------------------
Income Items:
     Revenues                                               $95,012          $   69,231           37.2%
     Net earnings attributable to Common Shares             $27,746          $   16,732           65.8%
     Funds from Operations attributable to
         Common Shares                                      $54,310          $   35,675           52.2%
     Per share Funds from Operations attributable to
         Common Shares:
         Basic (1)                                          $  0.44          $     0.35           25.7%
         Diluted (2)                                        $  0.43          $     0.35           22.9%
     Distributions per Common Share                         $ 0.285          $   0.2675            6.5%
     Annual dividend rate (3)                               $  1.24          $     1.07           15.9%



                                                              March 31,      December 31,
                                                              1998              1997            % Change
-----------------------------------------------------------------------------------------------------------
Assets:
     Investments in Real Estate Before Depreciation         $3,109,808       $3,006,236           3.4%
     Total Assets (net of accumulated depreciation)         $3,347,957       $3,033,953          10.3%

Market Capitalization:
     Total Common Shares Outstanding                           121,377 (4)      117,364 (4)       3.4%
     Common Share Price                                     $   25.625       $   24.875           3.0%
     Equity Value                                           $3,742,447 (5)   $3,541,885 (6)       5.7%
     Total Market Capitalization (including long
         term debt)                                         $4,847,999       $4,398,965          10.2%

(1) SCI's Funds from Operations per Common Share calculated using the methodology prescribed by Statement of Financial Accounting Standards
     No. 128, "Earnings per Share," for the "basic" computation as presented above has been adjusted to assume conversion of all limited partnership units to SCI shares, which is consistent with the methodology used by SCI in prior periods.
(2)  See Funds from Operations page, footnote 4, for diluted FFO per Common
     Share calculation.
(3) On April 28, 1998, SCI's Board of Trustees declared a common dividend of $0.3183 per common share, payable on May 26, 1998, to shareholders of record on May 11, 1998, consistent with SCI's previously announced increase in the annual common dividend amount to $1.24 per common share for 1998.
(4)  Excludes limited partnership units.
(5) Includes $140.1 million of Series A Preferred Shares, $262.2 million of Series B Convertible Preferred Shares, $100.0 million of Series C
     Preferred Shares, and $129.9 million of limited partnership units.
(6) Includes $140.7 million of Series A Preferred Shares, $255.1 million of Series B Convertible Preferred Shares, $100.0 million of Series C
     Preferred Shares, and $126.6 million of limited partnership units.





                     SECURITY CAPITAL INDUSTRIAL TRUST
                             At March 31, 1998
                        Unaudited Financial Results

                           Operating Highlights
           (in thousands, except number of properties and acres)


                                          As of March 31, 1998                       As of December 31, 1997
---------------------------------------------------------------------------------------------------------------------
INVESTMENT IN REAL ESTATE:             Total                                   Total
                                      Expected              Balance           Expected             Balance
In Dollars:                           Investment             Sheet           Investment             Sheet
                                      ----------             -----           ----------             -----
  Operating Properties                $2,854,131          $2,741,710         $2,763,915          $2,653,604
  Properties Under Development          365,852             171,886            326,682             180,268
  Land Held for Future Development       n/a                142,023              n/a               159,645


                                        No. of               Square            No. of               Square
In Square Feet:                       Properties              Feet           Properties              Feet
                                      ----------              ----           ----------              ----
  Operating Properties                  1,024                93,085            1,005                90,843
  Properties Under Development            64                  9,784              62                  8,442
                                          --                  -----              --                  -----
    Total                               1,088               102,869            1,067                99,285
                                        =====               =======            =====                ======

% Leased:
  Total Portfolio                                  94.26%                                 94.15%
  Stabilized Portfolio (1)                         96.58%                                 96.38%



                            Three Months Ended
                              March 31, 1998
------------------------------------------------------------------------------
                                                  Total Expected
                                 Square          Investment/Sales
Development                       Feet               Proceeds
                                  ----               --------
  Development Starts             4,034              $137,192
  Development Completions        2,746               100,175
Building Acquisitions             256                 7,720
Land Acquisitions (Acres)          70                  n/a
Building Dispositions (2)         679                 34,707



                            Three Months Ended
                              March 31, 1998

------------------------------------------------------------------------------
Rental Rate Growth                   14.0%
Turnover Costs                       $0.63


(1) 87.8 million stabilized sq ft as of 3/31/98 and 85.1 million stabilized sq ft as of 12/31/97.
(2)  Building dispositions indicates net sales proceeds.





                     SECURITY CAPITAL INDUSTRIAL TRUST
                             At March 31, 1998
                        Unaudited Financial Results

                           Funds from Operations
                  (in thousands, except per share amounts)

                                                                                            Three Months Ended
                                                                                                 March 31,
                                                                                      -----------------------------
                                                                                        1998            1997
-------------------------------------------------------------------------------------------------------------------
Revenues:
     Rental income (1)                                                                $   78,565     $   67,386
     Other real estate income                                                              5,257          1,121
     Income from refrigerated distribution services                                       10,565              -
     Interest income                                                                         625            724
                                                                                       ------------   ------------
           Total Revenues                                                                 95,012         69,231

Expenses:
     Net rental expenses                                                                   5,938          5,828
     General and administrative                                                            5,171            307
     REIT management fee                                                                       -          6,606
     Depreciation of non-real estate assets                                                  246              -
     Interest (2)                                                                         19,645         11,375
     Other                                                                                   903            611
                                                                                      -------------  -------------
          Total Expenses                                                                  31,903         24,727
                                                                                      -------------  -------------
Funds from Operations                                                                     63,109         44,504

Less preferred share dividends                                                             8,799          8,829
                                                                                      -------------  ------------
Funds from Operations Attributable to Common Shares                                   $   54,310    $    35,675
                                                                                      ===========    ==========
Weighted average common shares outstanding (3)                                           123,074        101,203

Per Share Funds from Operations Attributable to
     Common Shares (3)(4):
         Basic                                                                        $     0.44     $     0.35
                                                                                      =============  ===========
          Diluted                                                                     $     0.43     $     0.35
                                                                                      =============  ===========


(1) Includes $680,000 and $1,233,000 of straight-lined rent for the three month periods in 1998 and 1997, respectively.
(2) Includes $441,000 and $669,000 of amortization of loan fees for the three month periods in 1998 and 1997, respectively.
(3) SCI's Fund from Operations per Common Share calculated using the methodology prescribed by Statement of Financial Account Standards No.
     128, "Earnings per Share," for the "basic" computation as presented above has been adjusted to assume conversion of all limited partnership units to SCI shares, which is consistent with the methodology used by SCI in prior periods.
(4)  SCI's Funds from Operations per Common Share calculated under
     Statement of Financial Accounting Standards No. 128, "Earnings per
     Share," on a "diluted" basis is as follows:


                                                                                           Three Months Ended
                                                                                                March 31,
                                                                                       ----------------------------
                                                                                           1998             1997
-------------------------------------------------------------------------------------------------------------------
FFO Attributable to Common Shares                                                     $    54,310    $    35,675
Series B preferred share dividends                                                          3,492          3,522
                                                                                      -------------  -------------
     Adjusted FFO attributable to common shares                                       $    57,802    $    39,197

Weighted average common shares outstanding                                                123,074        101,203
Weighted average conversion of Series B preferred shares                                   10,243         10,320
Incremental options and warrants (a)                                                          490             10
                                                                                      -------------  -------------
     Adjusted weighted average common shares                                              133,807        111,533

Diluted FFO per Common Share                                                          $      0.43    $      0.35
                                                                                      =============  =============




(a) The number of weighted average options and warrants outstanding were 3,076,000 and 30,000 for the three month periods in 1998 and 1997, respectively.



                     SECURITY CAPITAL INDUSTRIAL TRUST
                             At March 31, 1998
                        Unaudited Financial Results

         Consolidated Statements of Income and Comprehensive Income
                  (in thousands, except per share amounts)
                                                                                        Three Months Ended
                                                                                             March 31,
                                                                                     -------------------------
                                                                                      1998           1997
--------------------------------------------------------------------------------------------------------------
Revenues:
   Rental income (1)                                                            $     78,565       $    67,386
   Other real estate income                                                            5,257             1,121
   Income from refrigerated distribution services (2)                                  4,238                 -
   Change in value of foreign currency contracts (3)                                   1,610                 -
   Interest income                                                                       625               724
                                                                                ------------       -----------
       Total Revenues                                                                 90,295            69,231

Expenses:
   Rental expenses, net of recoveries                                                  5,938             5,828
   General and administrative                                                          5,171               307
   REIT management fee                                                                     -             6,606
   Depreciation and amortization                                                      23,180            18,048
   Interest (4)                                                                       19,645            11,375
   Other                                                                                 903               611
                                                                                ------------       -----------
       Total Expenses                                                                 54,837            42,775
                                                                                ------------       -----------
Net earnings before minority interest                                                 35,458            26,456

Less minority interest                                                                   979               895
                                                                                ------------       -----------
Net earnings before gain on sale of depreciated real estate                           34,479            25,561

Gain on sale of depreciated real estate                                                2,066                 -
                                                                                ------------       -----------
Net Earnings                                                                          36,545            25,561

Less preferred share dividends                                                         8,799             8,829
                                                                                ------------       -----------
Net Earnings Attributable to Common Shares                                            27,746            16,732

Other Comprehensive Income:

   Foreign currency translation adjustments                                               56                 -
                                                                                ------------        ----------
Comprehensive Income                                                            $     27,802       $    16,732
                                                                                 ===========        ==========


Weighted average common shares outstanding - basic                                   118,003            96,009
Weighted average common shares outstanding - diluted                                 123,564           101,213

Per Share Net Earnings Attributable to Common Shares:
   Basic                                                                        $       0.24       $      0.17
                                                                                 ===========        ==========
   Diluted                                                                      $       0.23       $      0.17
                                                                                 ===========        ==========

(1) Includes $680,000 and $1,233,000 of straight-lined rent for the three month periods in 1998 and 1997, respectively.
(2) The refrigerated distribution services businesses are accounted for on the equity method and are after the deduction for depreciation expense relating to refrigeration facilities.
(3) The contract to acquire Frigoscandia, executed on December 13, 1997, required payment in Swedish krona. On December 22, 1997, SCI entered into foreign exchange forward contracts to fix the purchase price of the Frigoscandia acquisition (U.S. dollar versus Swedish krona) and planned European currency denominated financing (U.S. dollar versus
       German mark). These foreign exchange hedges were terminated during the first quarter and were one-time, non-recurring contracts executed exclusively for the acquisition of Frigoscandia and were not entered into to hedge on-going income in foreign currencies.
       Accordingly, the change in their value is not included as revenue for FFO purposes.
(4) Includes $441,000 and $669,000 of amortization of loan fees for the three month periods in 1998 and 1997, respectively.



                     SECURITY CAPITAL INDUSTRIAL TRUST
                             At March 31, 1998
                        Unaudited Financial Results

                        Consolidated Balance Sheets
                               (in thousands)

                                                                               March 31,          December 31,
                                                                                 1998                 1997
-------------------------------------------------------------------------------------------------------------------
Assets:
   Investments in Real Estate
       Buildings, improvements, improved land and CIP                      $     2,967,785         $     2,846,591
       Land held for development                                                   142,023                 159,645
       Less accumulated depreciation                                               190,358                 171,525
                                                                           ---------------         ---------------
             Net real estate investments                                         2,919,450               2,834,711

   Investment in refrigerated distribution services                                294,867                  86,139

   Cash and cash equivalents                                                        48,117                  25,009
   Accounts receivable                                                               6,709                  12,554
   Other assets                                                                     78,814                  75,540
                                                                           ---------------         ---------------
             Total Assets                                                  $     3,347,957         $     3,033,953
                                                                            ==============          ==============

Liabilities and Shareholders' Equity:
   Liabilities
       Line of credit                                                      $       253,200         $             -
       Long term debt                                                              724,076                 724,052
       Mortgage notes payable                                                       83,446                  87,937
       Securitized debt                                                             32,959                  33,197
       Assessment bonds payable                                                     11,871                  11,894
       Accounts payable and accrued expenses                                        44,888                  63,988
       Construction payable                                                         22,045                  27,221
       Distributions payable                                                             -                  33,449
       Other liabilities                                                            22,476                  22,174
                                                                           ---------------         ---------------
             Total Liabilities                                                   1,194,961               1,003,912

   Minority Interest                                                                52,500                  53,304

   Shareholders' Equity
       Series A preferred shares                                                   135,000                 135,000
       Series B convertible preferred shares                                       199,543                 200,008
       Series C preferred shares                                                   100,000                 100,000
       Common shares at $.01 par value                                               1,214                   1,174
       Additional paid-in capital                                                1,842,667               1,746,279
       Accumulated other comprehensive income                                          (7)                    (63)
       Distributions in excess of net earnings                                   (177,921)               (205,661)
                                                                           ---------------         ---------------
             Total Shareholders' Equity                                          2,100,496               1,976,737
                                                                           ---------------         ---------------
             Total Liabilities and Shareholders' Equity                    $     3,347,957         $     3,033,953
                                                                            ==============          ==============

